For the fiscal year ended December 31, 1996
File number c 811-3326

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected Pursuant  to  Rule
10f-3

I.   Prudential Utility Fund

1.   Name of Issuer
      Deutsche Telekom

2.   Date of Purchase
       11/18/96

3.   Number of Securities Purchased
       990,500

4.   Dollar Amount of Purchase
       $18,710,545

5.   Price Per Unit
       $18.89

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Goldman Sachs

7.   Other members of the Underwriting Syndicate
       See Exhibit A




EXHIBIT A

UNDERWRITER

Goldman Sachs & Co.
CS First Boston Corporation
Merrill Lynch, Pierce, Fenner & Smith Incorporated
J.P. Morgan Securities Inc.
Bear, Sterns & Co. Inc.
A.G. Edwards & Sons, Inc.
ABN AMRO Securities, (USA) Inc.
Advest, Inc.
Alex Brown & Sons Incorporated
Arnhold and S. Bleichroeder, Inc.
Dain Bosworth Incorporated
Dean Witter Reynolds Inc.
Deutsche Morgan Grenfell/C.J. Lawrence Inc.
Donaldson,    Lufkin    &   Jenrette    Securities
Corporation
Dresdner Kleinwort Benson North America LLC
Edward D. Jones & Co.
EVEREN Securities, Inc.
Legg Mason Wood Walker Incorporated
McDonald & Company Securities, Inc.
Morgan Stanley & Co. Incorporated
PaineWebber Incorporated
Principal Financial Securities
Prudential Securities Incorporated
RBC Dominion Securities Corporation
Robert W. Baird & Co., Inc.
Saloman Brothers Inc.
Sanford C. Berstein & Co., Inc.
Scotia Capital Markets (USA) Inc.
Smith Barney Inc.
Stephens Inc.
Stifel, Nicolaus & Company, Incorporated
Sutro & Co. Incorporated
The Williams Capital Group, L.P.
Toronto Dominion Securities (USA) Inc.
Utendahl Capital Partners, L.P.















For the fiscal year ended December 31, 1996
File number c 811-3326

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected Pursuant  to  Rule
10f-3

I.   Prudential Utility Fund

1.   Name of Issuer
      Lucent

2.   Date of Purchase
       4/3/96

3.   Number of Securities Purchased
       120,000

4.   Dollar Amount of Purchase
       $3,240,000

5.   Price Per Unit
       $27.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Morgan Stanley
       Goldman Sachs
       Merrill Lynch
7.   Other members of the Underwriting Syndicate
       See Exhibit A




EXHIBIT A







Domestic Underwriters

A.G. Edwards & Sons, Inc.
Advest, Inc.
Alex Brown & Sons Incorporated
Arnhold and S. Bleichroeder, Inc.
Bear, Sterns & Co. Inc.
Cowen & Company
Crowell, Weedon & Co.
CS First Boston Corporation
Dain Bosworth Incorporated
Dain Bosworth Incorporated
Dean Witter Reynolds Inc.
Deutsche Morgan Grenfell/C.J. Lawrence Inc.
Dillon, Read & Co., Inc.
Donaldson,    Lufkin    &   Jenrette    Securities
Corporation
Edward D. Jones & Co.
EVEREN Securities, Inc.
Fahnestock & Co., Inc.
First of Michigan Corporation
First Manhattan Co.
Furman Selz LLC
Gabelli & Company, Inc.
Gerard Klauer Mattison & Company LLC
Goldman Sachs & Co.
Gruntal & Co., Incorporated
Guzman & Company
Hambrecht & Quist LLC
Interstate/Johnson Lane Corporation
J.C. Bradford Co.
J.P. Morgan Securities Inc.
Janney Montgomery Scott, Inc.
Lazard Freres & Co. LLC
Legg Mason Wood Walker Incorporated
Lehman Brothers Inc.
M. R. Beal & Company
McDonald & Company Securities, Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Montgomery Securities
Morgan Stanley & Co. Incorporated
Muriel Siebert & Co., Inc.
Needham & Company, Inc.
Oppenheimer & Co., Inc.
PaineWebber Incorporated
Paribas Corporation
Parker/Hunter Incorporated
Piper Jaffray Inc.
Prudential Securities Incorporated
Pryor, McClendon, Counts & Co., Inc.
Ragen McKenzie Incorporated
Rauscher Pierce Refsnes, Inc.
Raymond James & Associates, Inc.
RBC Dominion Securities Corporation
Robert W. Baird & Co., Inc.
Robertson, Stephens & Company LLC
Saloman Brothers Inc.
Sanford C. Bernstein & Co., Inc.
SBC Capital Markets, Inc.
Schroder Wertheim & Co., Inc.
Scott & Stringfellow, Inc.
Smith Barney Inc.
Stifel, Nicolaus & Company, Incorporated
Sutro & Co. Incorporated
The Robinson-Humphrey Company, Inc.
UBS Securities, Inc.
Wasserstein Perella Securities, Inc.
Wheat, First Securities, Inc.
William Blair & Company LLC
WR Lazard, Laidlaw & Luther


International Underwriters

ABN AMRO Bank N.V.
Argentina Bolsa, S.V.B., S.A.
Banque Paribas
Bear, Sterns International Limited
Cazenove & Co.
CIBC Wood Gundy plc
Commerzbank Aktiengesellschaft
Credit Lyonnais Securities
CS First Boston Limited
Daiwa Europe Limited
Goldman Sachs International
HSBC Investment Bank Limited
ING Bank N.V.
J. Henry Schroder & Co. Limited
J.P. Morgan Securities Limited
Merrill Lynch International Limited
Morgan Grenfel & Co. Limited
Morgan Stanley & Co. International Limited
Nikko Europe plc
Nomura International plc
PaineWebber International (U.K.) Limited
Robert Fleming & Co. Limited
Societe Generale
Swiss Bank Corporation
UBS Limited